UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
May 21, 2025
(Date of Report (Date of Earliest Event Reported))

EXTRA SPACE STORAGE INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32269	20-1076777
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2795 East Cottonwood Parkway, Suite 300
Salt Lake City, Utah 84121
(Address of Principal Executive Offices)
(801) 365-4600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934

Title of each class	Trading symbol	Name of each exchange on which registered

Common Stock, $0.01 par value	EXR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
The 2025 annual meeting of stockholders of Extra Space Storage Inc. (the “Company”) was held on May 21, 2025 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Amended and Restated Extra Space Storage Inc. 2015 Incentive Award Plan (the “Amended and Restated 2015 Plan”). The Amended and Restated 2015 Plan was approved by the Company’s Board of Directors (the “Board”) on March 17, 2025, subject to stockholder approval at the Annual Meeting.
The terms and conditions of the Amended and Restated 2015 Plan are described in the section entitled “Item 4. Approval of the Amended and Restated Extra Space Storage Inc. 2015 Incentive Award Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 1, 2025 (the “2025 Proxy Statement”). The foregoing description of the Amended and Restated 2015 Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated 2015 Plan, which is included as Appendix B to the 2025 Proxy Statement and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders
Set forth below is a brief description of each matter voted on at the Annual Meeting and the final voting results.

Proposal 1. The election of 10 members of the Company’s board of directors for terms expiring at the 2026 annual meeting of stockholders and until their successors are duly elected and qualify.

Director	Votes For	Votes Against	Votes Abstain	Broker Non-Vote
1. Kenneth M. Woolley	174,279,181	9,035,952	91,601	10,317,695
2. Joseph D. Margolis	179,721,349	3,593,155	92,230	10,317,695
3. Mark G. Barberio	179,538,813	3,664,388	203,533	10,317,695
4. Joseph J. Bonner	179,710,867	3,186,282	509,585	10,317,695
5. Gary L. Crittenden	181,338,916	1,976,757	91,061	10,317,695
6. Susan Harnett	180,300,072	2,699,429	407,233	10,317,695
7. Spencer F. Kirk	178,132,933	5,182,254	91,547	10,317,695
8. Diane Olmstead	176,374,711	6,940,759	91,264	10,317,695
9. Joseph V. Saffire	178,683,197	4,629,750	93,787	10,317,695
10. Julia Vander Ploeg	181,138,447	2,175,485	92,802	10,317,695

Proposal 2. The ratification of the Audit Committee's selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2025.

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
184,525,591	9,118,070	80,768	—

Proposal 3. The approval, on an advisory basis, of the compensation paid to the Company's named executive officers, as disclosed in the Company’s proxy statement.

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
172,470,577	10,587,202	348,955	10,317,695

Proposal 4. The approval of the Amended and Restated 2015 Plan.

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
175,686,736	7,430,073	289,925	10,317,695

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTRA SPACE STORAGE INC.

Date:	May 23, 2025	By	/s/ P. Scott Stubbs
			Name:	P. Scott Stubbs
			Title:	Executive Vice President and Chief Financial Officer